UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2020

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 13, 2020, Galaxy Gaming, Inc. (the “Company”), amended and restated the Company’s Amended and Restated Bylaws, as amended (the “Second Amended and Restated Bylaws”), effectively immediately. The Second Amended And Restated Bylaws were updated to reflect the developments and changes in Nevada corporate law and to provide certain conforming, modernizing and clarifying changes to keep the Company’s Bylaws consistent with those of other companies in the gaming industry.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

3.2	Amended and Restated Bylaws of Galaxy Gaming, Inc., adopted February 13, 2020.

Signature Page Follows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2020

GALAXY GAMING, INC

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer